                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         AUGUST 10, 2001 (JULY 26, 2001)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                      0-22495             75-2230700
       --------                      -------             ----------
   (STATE OR OTHER              (COMMISSION FILE       (IRS EMPLOYER
   JURISDICTION OF                   NUMBER)          IDENTIFICATION NO.)
   INCORPORATION)


                            12404 PARK CENTRAL DRIVE
                               DALLAS, TEXAS 75251
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 340-5000


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On July 26, 2001, Perot Systems Corporation, a Delaware corporation ("PSC"), through two wholly-owned acquisition subsidiaries (the "Acquisition Subs"), completed the acquisition of the business of Advanced Receivables Strategy, Inc., a Tennessee corporation ("ARS"), Advanced Receivables Strategy - Government Accounts Division, Inc. ("GAD"), Meridian Healthcare Staffing, LLC, a Tennessee limited liability company ("Meridian"), Cash-Net, LLC, a Tennessee limited liability company ("Cash-Net") (ARS, GAD, Meridian and Cash-Net are collectively, the "Companies"), by acquiring substantially all of the assets of the Companies (the "Assets") in exchange for (i) $52,400,000 paid in cash at the closing (subject to adjustment for working capital balances of the Companies),
(ii) the assumption by the Acquisition Subs of certain liabilities of the Companies and (iii) up to four additional payments to be paid in cash, or at the option of PSC, half in common stock of PSC, such payments being contingent on the business of the Companies achieving certain levels of financial performance during the three year period following the closing. Such contingent payments, if any, may not exceed $50,000,000 in the aggregate. The purchase price was determined using a combination of discounted cash flow and net book value analyses. The consideration for the purchase of the Assets was determined by arm's-length negotiations between representatives of PSC and the Companies.

         The Assets include contractual rights, accounts receivable, workforce in place, equipment, fixtures and other tangible and intangible assets. The sale was consummated pursuant to an Asset Purchase Agreement, dated June 8, 2001, among PSC, the Acquisition Subs, the Companies and the owners of the Companies named therein. The cash consideration paid at closing for the Assets was from PSC's cash on hand.

         The Companies are engaged in the business of providing accounts receivable management and related office solutions to hospitals and hospital related clinics. PSC will use the Assets to continue operating the business as previously operated by the Companies.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Historical financial information regarding the Companies is not required to be filed in this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required to be filed in this Current Report on Form 8-K.




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     (c)  Exhibits.



Exhibit
Number                              Description
-------                              -----------

*2.1 Asset Purchase Agreement, dated as of June 8, 2001, by and among Perot Systems Corporation, a Delaware corporation, PSARS, LLC, a Delaware limited liability company, Advanced Receivables Strategy, Inc., a Tennessee corporation ("ARS"), Advanced Receivables Strategy - Government Accounts Division, Inc., a Tennessee corporation ("GAD"), Meridian Healthcare Staffing, LLC, a Tennessee limited liability company ("Meridian"), Cash-Net, LLC, a Tennessee limited liability company ("Cash-Net"), and the owners of ARS, GAD, Meridian and Cash-Net named therein (including Exhibit B but excluding Exhibits A, C, D, E, F-1, F-2, G-1, G-2 and H and the schedules**).

*        Filed herewith.

** The schedules to this agreement were omitted in reliance upon Item 601(b)(2) of Regulation S-K. PSC agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: August 10, 2001                   PEROT SYSTEMS CORPORATION



                                                  By: /s/  REX MILLS
                                                     --------------------------
                                                           Rex Mills
                                                      Assistant Secretary


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
*+2.1             Asset Purchase Agreement, dated as of June 8, 2001, by and among Perot Systems Corporation, a Delaware corporation,
                  PSARS, LLC, a Delaware limited liability company, Advanced
                  Receivables Strategy, Inc., a Tennessee corporation ("ARS"),
                  Advanced Receivables Strategy - Government Accounts Division,
                  Inc., a Tennessee corporation ("GAD"), Meridian Healthcare
                  Staffing, LLC, a Tennessee limited liability company
                  ("Meridian"), Cash-Net, LLC, a Tennessee limited liability company ("Cash-Net"), and the owners of ARS, GAD, Meridian and
                  Cash-Net named therein (including Exhibit B but excluding
                  Exhibits A, C, D, E, F-1, F-2, G-1, G-2 and H and the
                  schedules).


*        Filed herewith.

+ Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted information has been filed with the Securities and Exchange Commission.